UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 13, 2004
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)



         Tennessee                       01-12073                 62-1550848
----------------------------      ---------------------      -------------------
(State of Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

The 2004 annual meeting of shareholders (the "2004 Annual Meeting") of Equity Inns, Inc. (the "Company") was held on May 13, 2004.

At the 2004 Annual Meeting, the Company's shareholders of record on March 15, 2004 were asked to take action to elect three Class I directors, Phillip H. McNeill, Sr., Raymond E. Schultz and Howard A. Silver, each to serve on the Board of Directors until the Company's annual meeting of shareholders in 2007 or until their successors have been duly elected and qualified, and to elect one Class III director, Robert P. Bowen, to serve on the Board of Directors until the Company's annual meeting of shareholders in 2006 or until his successor has been duly elected and qualified (the "Proposal"). All nominees for directors were nominated by the Company's Corporate Governance and Nomination Committee and its Board of Directors.

A total of 38,912,255 shares, or approximately 90.4% of the Company's outstanding shares of Common Stock entitled to vote at the 2004 Annual Meeting, was present in person or by proxy at the Annual Meeting.

With respect to the Proposal, a plurality of the votes cast in favor of each nominee was required for the election of each nominee as director. All directors nominated received the required plurality of the votes, and each was elected as a director.

The breakdown of the votes cast by the shareholders at the 2004 Annual Meeting was as follows:

                                              Withheld                 Broker
                                     For      Authority    Abstain    Non-Votes       Total
                                 ----------   ---------    -------    ---------    ----------

Mr. Phillip H. McNeill, Sr.      37,814,869   1,097,386                  N/A       38,912,255
Mr. Raymond E. Schultz           38,095,431     816,824                  N/A       38,912,255
Mr. Howard A. Silver             38,437,036     475,219                  N/A       38,912,255
Mr. Robert P. Bowen              38,588,681     323,574                  N/A       38,912,255

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EQUITY INNS, INC.



May 17, 2004                           /s/ J. Mitchell Collins
------------                           -----------------------------------------
                                       J. Mitchell Collins
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer